Share-Based Compensation (Table)	12 Months Ended
Dec. 31, 2021
Share-based Payment Arrangement [Abstract]
Summary of Stock Option Activity under 2014 Plan and 2021 Plan	A summary of the Company’s stock option activity under the 2014 Plan and the 2021 Plan for the year ended December 31, 2021 is as follows:

	Year ended December 31, 2021 (1)
	Number of options	Weighted average exercise price	Weighted average remaining contractual term (in years)	Aggregate intrinsic value (2) (in thousands)
Outstanding at beginning of year	20,525,332	$0.71	6.76	$153,934
Granted	7,983,650	6.05
Exercised	(3,627,103)	0.58
Forfeited	(5,387,677)	3.82

Outstanding at end of year	19,494,202	$1.95	6.88	$19,214

Exercisable at end of year	14,496,437	$0.84	6.09	$18,358

(1)
Number of options and the weighted average exercise price have been adjusted to reflect the exchange of Old Talkspace’s common stock for Talkspace’s common stock at an exchange ratio of approximately 1.134140 in June 2021 as a result of the Business Combination. See Note 3, “Business Combination” in the notes to the consolidated financial statements for further details.

(2)
The aggregate intrinsic value of options outstanding at end of the year and options exercisable at end of the year does not include 4,459,905 and 515,313 options that are out of the money, respectively.

Schedule of Fair Value of Option Granted Share-based Payment Award Stock Options Valuation Assumptions
The fair value for options granted for the years ended December 31, 2021, 2020 and 2019 was estimated on the date of grant using a Black-Scholes-Merton options pricing model with the following weighted average assumptions:

	Years ended December 31,
	2021	2020	2019
Dividend yield (1)	0%	0%	0%
Expected volatility (2)	65.00%-75.23%	53.96%-66.55%	59.81%-64.61%
Risk-free interest rate (3)	0.66%-1.39%	0.25%-1.45%	1.59%-2.41%
Expected term (years) (4)	5.27-6.25	5.27-6.08	6.02-6.08

(1)	No dividends were paid during the years ending December 31, 2021, 2020 and 2019.
(2)
The expected volatility was calculated based upon historical stock price movements of similar publicly traded peer companies over the most recent periods ending on the grant date, equal to the expected term of the options, as adequate historical experience is not available to provide a reasonable estimate.

(3)	The risk-free interest rate is based on the yield from U.S. treasury bonds with an equivalent term to the expected term of the options.
(4)	The expected term of options granted is calculated using the simplified method for “plain vanilla” stock options awards.

Summary of Stock Option Activity Under Restricted Stock Units	The following table summarizes the activity for restricted stock units for the year ended December 31, 2021:

	Year ended December 31, 2021
	Number of restricted stock units	Weighted average grant-date fair value
Nonvested at beginning of year	—	$—
Granted	3,472,106	3.58
Vested	(512,686)	3.58
Forfeited	(629,326)	3.58

Nonvested at end of year	2,330,094	$3.58

As of December 31, 2021, there was $8.2 million of total unrecognized compensation cost related to non-vested
RSUs that are expected to be recognized over a period of up to 3.7 years.

Summary of Stock-Based Compensation Expense
The following table sets forth the total share-based compensation expense related to stock options and restricted stock units included in the respective components of operating expenses in the consolidated statement of operations and comprehensive loss:

	For the Years Ended December 31,
(in thousands)	2021	2020	2019
Research and development, net	$3,102	$229	$768
Clinical Operations	1,711	102	401
Sales and Marketing	6,089	1,568	182
General and administrative	16,503	1,078	2,053

Total stock-based compensation expense	$27,405	$2,977	$3,404

As discussed in Note 3, upon closing of the Business Combination, vested and unvested stock options of Old Talkspace were converted into Talkspace stock options using an exchange ratio of 1.134140.